UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2015
 ____________________________________
Washington Federal, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654	91-1661606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Pike Street, Seattle, Washington 98101
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Washington Federal, Inc. was held on January 21, 2015. The three items voted upon by shareholders included 1) the election of two directors for a three-year term, 2) the approval of a non-binding, advisory vote on the compensation of Washington Federal executive officers, and 3) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accountants for fiscal 2015. The results of the voting were as follows:

	Votes Cast			Total
	For	Withheld		Votes Cast
Election of Directors
Three-year term:
Roy M. Whitehead	74,931,462	4,700,585		79,632,047
Mark N. Tabbutt	78,663,018	969,029		79,632,047

	Votes Cast			Total
	For	Against	Abstained	Votes Cast
Non-binding advisory vote on
executive compensation	77,237,589	2,136,415	257,241	79,631,245

Ratify appointment of
Deloitte & Touche LLP	89,411,095	725,361	107,365	90,243,821

Based on the results above, all of the business voted upon by the shareholders was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2015	WASHINGTON FEDERAL, INC.

	By:	/s/ DIANE L. KELLEHER
Diane L. Kelleher
Senior Vice President and Chief Financial Officer

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